Item 1:  Report to Shareholders

FINANCIAL SUMMARY (unaudited)
	2017	2016
Net assets applicable to Common Stock -
December 31	$1,070,483,445	$1,022,534,692
Net investment income	8,564,156	8,172,289
Net realized gain	91,833,612	91,570,557
Net increase (decrease) in unrealized appreciation	70,336,629	(15,321,337)
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)

Per Common Share-December 31
Net asset value	$40.47	$37.56
Market price	$34.40	$31.18
Discount from net asset value	-15.0%	-17.0%

Common Shares outstanding-Dec. 31	26,453,136	27,221,115
Market price range* (high-low)	$36.53-$31.12	$33.25-$26.88
Market volume-shares	10,504,400	15,584,306
*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
		Ordinary	Long-Term
Record Date	Payment Date	Income	Capital Gain	Total

Common Stock

Nov. 13, 2017	Dec. 29, 2017	$0.578150	$2.511850	$3.090000
Feb. 5, 2018	Feb. 16, 2018	—	0.500000	0.500000
Total from 2017 earnings		$0.578150	$3.011850	$3.590000

Nov. 14, 2016	Dec. 30, 2016	$0.282605	$2.797395	$3.080000
Jan. 30, 2017	Feb. 10, 2017	—	0.200000	0.200000
Total from 2016 earnings		$0.282605	$2.997395	$3.280000

Preferred Stock

Mar. 7, 2017	Mar. 24, 2017	$.069579	$.302296	.371875
Jun. 7, 2017	Jun. 26, 2017	.069579	.302296	.371875
Sept. 7, 2017	Sept. 25, 2017	.069579	.302296	.371875
Dec. 7, 2017	Dec. 26, 2017	.069579	.302296	.371875
Total for 2017		$.278316	$1.209184	1.487500

Mar. 7, 2016	Mar. 24, 2016	$.034185	$.337690	$.371875
Jun. 7, 2016	Jun. 24, 2016	.034185	.337690	.371875
Sept. 7, 2016	Sept. 26, 2016	.034185	.337690	.371875
Dec. 7, 2016	Dec. 27, 2016	.034185	.337690	.371875
Total for 2016		$.136740	$1.350760	$1.487500

                                                                           General American Investors Company, Inc.
                                                                            100 Park Avenue, New York, NY 10017
                                                                                  (212) 916-8400 (800) 436-8401
                                                                            E-mail: InvestorRelations@gainv.com
                                                                              www.generalamericaninvestors.com

General American Investors’ net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 18.4% for the year ended December 31, 2017. The U.S. stock market was up 21.8% for the year, as measured by our benchmark, the Standard & Poor’s 500 Stock Index (including income). The return to our Common Stockholders was 21.2% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2017, it was 15.0%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

	Stockholder Return
Years	(Market Value)	NAV Return	S&P 500

3	7.3%	8.5%	11.4%
5	12.6	12.5	15.8
10	5.4	6.0	8.5
20	9.2	9.2	7.2
30	12.8	12.2	10.7
40	14.0	13.7	11.8
50	11.5	11.9	10.1

At year end we continue to enjoy the second-longest bull market in history. The economy has expanded in tandem and has accelerated modestly during the last nine months. At 9 years old, the U.S. equity market looks robust fundamentally, and may be capable of further gains as interest rates, though higher, remain subdued with modestly higher inflation due largely to increasing services costs. The passage of the tax bill may have created opportunities not yet fully appreciated, with nearly 2,500 large and medium size companies either raising wages or paying individual workers substantive one-time bonuses. Wage gains are more likely to positively affect consumption on a long-term basis than the bonus payments, but regardless, each is accretive to the U.S. economy’s performance over the near-term. Significant deregulation has been proposed legislatively and implemented by fiat in the U.S. which may have also lubricated the economy with reduced friction costs.

Equity markets have risen further than many analysts had predicted and valuations may appear high and already discounting much of the tax benefits. In consequence, the behavior of central banks and their decisions with respect to interest rates over the course of the next year or two may be taking center stage since earnings multiples are generally the inverse of yields. This is not to suggest markets have peaked since yields are rising from historically depressed levels. It is merely an observation that volatility which has been unusually constrained over the past several years may begin to rise as uncertainty over the push and pull of potentially shrinking earnings multiples are met by accelerating earnings growth. According to a recent study, reported earnings growth among nearly 20,000 listed firms worldwide is anticipated to rise by nearly 19% in 2017. While inflation is expected to rise over the business cycle, equities remain better positioned with respect to inflation than most other asset classes, short of commodities, as firms that have pricing power need not experience margin contraction.

The many countervailing forces in the current environment and the absence of a significant market correction over the past 19 months implies caution. The economy and the equity markets appear capable of withstanding some headwinds and continuing their advance, short of some geopolitical event or a central bank-led excess withdrawal of liquidity. In short, Goldilocks appears fine as the bears are in the woods and not yet in the house. We remain sanguine on the equity markets, but vigilant given this historically unusual environment.

Mr. Daniel M. Neidich, a director since 2007, decided not to stand for re-election at the annual meeting held in April 2017. His wisdom, judgment, and service have been invaluable to the Board of Directors and we express our deep gratitude and appreciation for his distinguished service to the Company.

We are pleased to announce that on January 18, 2017, Ms. Clara E. Del Villar, and on May 30, 2017, Ms. Rose P. Lynch, were appointed to the Board of Directors of the Company. Ms. Del Villar has extensive experience in the financial services, technology, energy, and publishing industries as a portfolio manager at Neuberger Berman and as the Founder, Chief Executive Officer, and Editor-in-Chief of the Hispanic Post, among others. These roles and experience provide Ms. Del Villar with an extremely diverse background in numerous disciplines and industries.

Ms. Lynch has extensive executive level strategic marketing, financial and operating experience in the fashion, apparel and beauty industries. Ms. Lynch currently serves on the Board of Directors of Steven Madden, Ltd., and is the Founder and President of Marketing Strategies, LLC. Ms. Lynch's familiarity with these industries and her senior level executive and board experience will be of great value to the Company.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericaninvestors.com.

By Order of the Board of Directors,

Jeffrey W. Priest

President and Chief Executive Officer

January 24, 2018

	General American Investors,		As a closed-end investment
	established in 1927, is one of	“GAM”	company, the Company does
Corporate	the nation’s oldest closed-end	Common	not offer its shares continu-
Overview	investment companies. It is an	Stock	ously. The Common Stock is
	independent organization that		listed on The New York Stock
	is internally managed. For reg-		Exchange (symbol, GAM) and
ulatory purposes, the Company is classified as			can be bought or sold in the same manner as
a diversified, closed-end management invest-			all listed stocks. Net asset value is computed
ment company; it is registered under and sub-			and published on the Company’s website daily
ject to the Investment Company Act of 1940			(on an unaudited basis) and is also furnished
and Sub-Chapter M of the Internal Revenue			upon request. It is also available on most
Code.			electronic quotation services using the symbol
“XGAMX.” Net asset value per share (NAV),
	The primary objective of the		market price, and the discount or premium
	Company is long-term capital		from NAV as of the close of each week, is pub-
Investment	appreciation. Lesser emphasis		lished in Barron’s and The Wall Street Journal,
Policy	is placed on current income.		Monday edition.
In seeking to achieve its pri-
	mary objective, the Company		While shares of the Company usually sell at
invests principally in common stocks believed			a discount to NAV, as do the shares of most
by its management to have better than average			other domestic equity closed-end investment
growth potential.			companies, they occasionally sell at a pre-
mium over NAV.
The Company’s investment approach focuses
on the selection of individual stocks, each of			Since March 1995, the Board of Directors has
which is expected to meet a clearly defined			authorized the repurchase of Common Stock
portfolio objective. A continuous investment			in the open market when the shares trade at
research program, which stresses fundamental			a discount to NAV of at least 8%. To date,
security analysis, is carried on by the officers			26,140,167 shares have been repurchased.
and staff of the Company under the oversight
of the Board of Directors. The Directors have			On September 24, 2003, the
a broad range of experience in business and		“GAM Pr B”	Company issued and sold in
financial affairs.		Preferred	an underwritten offering
		Stock	8,000,000 shares of its 5.95%
	Mr. Jeffrey W. Priest, has been		Cumulative Preferred Stock,
	President of the Company		Series B with a liquidation
Portfolio	since February 1, 2012 and		preference of $25 per share ($200,000,000 in
Manager	has been responsible for the		the aggregate). The Preferred Shares are rated
	management of the Company		“A1” by Moody’s Investors Service, Inc. and
	since January 1, 2013 when		are listed and traded on The New York Stock
he was appointed Chief Executive Officer			Exchange (symbol, GAM Pr B). The Preferred
and Portfolio Manager. Mr. Priest joined the			Shares are available to leverage the investment
Company in 2010 as a senior investment			performance of the Common Stockholders;
analyst and has spent his entire 30-year busi-			higher market volatility for the Common
ness career on Wall Street. Mr. Priest succeeds			Stockholders may result.
Mr. Spencer Davidson who served as Chief
Executive Officer and Portfolio Manager from			The Board of Directors authorized the repur-
1995 through 2012.			chase of up to 1 million Preferred Shares in the
open market at prices below $25 per share. To
date, 395,313 shares have been repurchased.

	The Company’s dividend and		The Company makes avail-
Dividend	distribution policy is to dis-		able direct registration for its
and	tribute to stockholders before	Direct	Common Shareholders. Direct
Distribution	year-end substantially all or-	Registration	registration, an element of the
Policy	dinary income estimated for		Investors Choice Plan admin-
	the full year and capital gains		istered by our transfer agent, is
realized during the ten-month period ended			a system that allows for book-entry ownership
October 31 of that year. If any additional capi-			and electronic transfer of our Common Shares.
tal gains are realized and available or ordinary			Accordingly, when Common Shareholders,
income is earned during the last two months			who hold their shares directly, receive new
of the year, a “spill-over” distribution of these			shares resulting from a purchase, transfer or
amounts may be paid. Dividends and distri-			dividend payment, they will receive a state-
butions on shares of Preferred Stock are paid			ment showing the credit of the new shares
quarterly. Distributions from capital gains and			as well as their Plan account and certificated
dividends from ordinary income are allocated			share balances. A brochure which describes
proportionately among holders of shares of			the features and benefits of the Investors
Common Stock and Preferred Stock.			Choice Plan, including the ability of share-
holders to deposit certificates with our transfer
Dividends from income have been paid con-			agent, can be obtained by calling American
tinuously on the Common Stock since 1939			Stock Transfer & Trust Company at 1-800-413-
and capital gain distributions in varying			5499, calling the Company at 1-800-436-8401
amounts have been paid for each of the years			or visiting our website: www.generalameri-
1943-2017 (except for the year 1974). (A table			caninvestors.com - click on Distributions &
listing dividends and distributions paid during			Reports, then Report Downloads.
the 20-year period 1998-2017 is shown at the
bottom of page 4.) To the extent that shares			The Company collects non-
can be issued, dividends and distributions are			public personal information
paid to Common Stockholders in additional		Privacy	about its direct stockhold-
shares of Common Stock unless the stockhold-		Policy and	ers with respect to their
er specifically requests payment in cash.		Practices	transactions in shares of the
Company’s securities (those
	The policies and procedures		stockholders whose shares are
Proxy Voting	used by the Company to de-		registered directly in their names). This infor-
Policies,	termine how to vote proxies		mation includes the stockholder’s address, tax
Procedures	relating to portfolio securities		identification or Social Security number and
and Record	and the Company’s proxy		dividend elections. We do not have knowledge
	voting record for the 12-		of, nor do we collect personal information
	month period ended June		about, stockholders who hold the Company’s
30, 2017 are available: (1) without charge,			securities in “street name” registration.
upon request, by calling the Company at its
toll-free number (1-800-436-8401), (2) on the			We do not disclose any nonpublic personal
Company’s website at www.generalamerican-			information about our current or former stock-
investors.com and (3) on the Securities and			holders to anyone, except as permitted by
Exchange Commission’s website at www.sec.			law. We restrict access to nonpublic personal
gov.			information about our stockholders to those
few employees who need to know that infor-
mation to perform their responsibilities. We
maintain safeguards to comply with federal
standards to secure our stockholders’ informa-
tion.

Total return on $10,000 in-
vestment for 20 years ended
December 31, 2017

The investment return for a Common Stockholder of General American Investors (GAM) over the 20 years ended December 31, 2017 is shown in the table below and in the accompanying chart. The return based on GAM’s net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1998.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends and distributions at the market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

Standard & Poor’s 500 Return is the total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

		GENERAL AMERICAN INVESTORS			STANDARD & POOR’S 500
	STOCKHOLDER RETURN		NET ASSET VALUE RETURN		RETURN
	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL
	INVESTMENT	RETURN	INVESTMENT	RETURN	INVESTMENT	RETURN
1998	$13,131	31.31%	$13,514	35.14%	$12,855	28.55%
1999	18,281	39.22	18,433	36.40	15,549	20.96
2000	21,773	19.10	21,685	17.64	14,136	-9.09
2001	22,715	4.33	21,424	-1.20	12,455	-11.89
2002	16,535	-27.21	16,493	-23.02	9,698	-22.14
2003	21,001	27.01	21,012	27.40	12,467	28.56
2004	22,846	8.79	23,190	10.37	13,812	10.79
2005	26,822	17.40	26,947	16.20	14,480	4.83
2006	31,322	16.78	30,246	12.24	16,747	15.66
2007	34,054	8.72	32,668	8.01	17,653	5.41
2008	17,640	-48.20	18,614	-43.02	11,109	-37.07
2009	24,142	36.86	24,586	32.08	14,047	26.45
2010	28,063	16.24	28,350	15.31	16,163	15.06
2011	26,578	-5.29	27,536	-2.87	16,507	2.13
2012	31,833	19.77	32,303	17.31	19,147	15.99
2013	42,726	34.22	43,069	33.33	25,352	32.41
2014	46,708	9.32	45,852	6.46	28,823	13.69
2015	44,213	-5.34	45,136	-1.56	29,229	1.41
2016	47,569	7.59	49,506	9.68	32,731	11.98
2017	57,659	21.21	58,605	18.38	39,876	21.83

This table shows dividends
and distributions on the
Company’s Common Stock
for the prior 20-year period.
Amounts shown are based
upon the year in which the
income was earned, not the
year paid. Spill-over pay-
ments made after year-end
are attributable to income
and gains earned in the
prior year.

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1998-2017) (UNAUDITED)

		EARNINGS SOURCE			EARNINGS SOURCE
		SHORT-TERM	LONG-TERM			SHORT-TERM	LONG-TERM	RETURN OF
YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL
1998	$.470	—	$4.400	2008	$.186	—	$.254	—
1999	.420	$.620	4.050	2009	.103	$.051	.186	$.010
2000	.480	1.550	6.160	2010	.081	.033	.316	—
2001	.370	.640	1.370	2011	.147	.011	.342	—
2002	.030	—	.330	2012	.215	.015	1.770	—
2003	.020	—	.590	2013	.184	—	1.916	—
2004	.217	—	.957	2014	.321	.254	2.925	—
2005	.547	.041	1.398	2015	.392	—	.858	—
2006	.334	—	2.666	2016	.283	—	2.997	—
2007	.706	.009	5.250	2017	.578	—	3.012	—

The diversification of the
Company’s net assets
applicable to its Common
Stock by industry group as
of December 31, 2017 is
shown in the table.

	DECEMBER 31, 2017
			% COMMON
INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS*
Information Technology
Semiconductors & Semiconductor Equipment	$19,814	$54,040	5.0%
Software & Services	74,377	119,549	11.2
Technology Hardware & Equipment	29,486	82,440	7.7
	123,677	256,029	23.9
Financials
Banks	560	18,809	1.8
Diversified Financials	13,633	55,701	5.2
Insurance	40,918	149,339	13.9
	55,111	223,849	20.9
Consumer Staples
Food, Beverage & Tobacco	60,723	129,366	12.1
Food & Staples Retailing	19,617	42,000	3.9
	80,340	171,366	16.0
Consumer Discretionary
Automobiles & Components	5,092	5,421	0.5
Media	6,726	6,383	0.6
Retailing	52,485	133,255	12.4
	64,303	145,059	13.5
Industrials
Capital Goods	42,108	51,198	4.8
Commercial & Professional Services	11,168	53,263	5.0
	53,276	104,461	9.8
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	47,183	89,591	8.4
Energy	42,360	60,610	5.7
Miscellaneous**	50,759	50,216	4.7
Telecommunication Services	13,448	13,438	1.2
	530,457	1,114,619	104.1
Short-Term Securities	147,196	147,196	13.8
Total Investments	$677,653	1,261,815	117.9
Other Assets and Liabilities - Net		(1,215)	(0.1)
Preferred Stock		(190,117)	(17.8)
Net Assets Applicable to Common Stock		$1,070,483	100.0%

* Net Assets applicable to the Company's Common Stock.
** Securities which have been held for less than one year, not previously disclosed and not restricted.

(see notes to unaudited financial statements)

		NETSHARES TRANSACTED	SHARES HELD
INCREASES:
NEW POSITIONS	Broadcom Limited	12,900	36,900	(b)

ADDITIONS	Arantana Therapeutics, Inc.	250,323	1,117,923
	Axis Capital Holdings Limited	30,000	275,000
	Celgene Corporation	10,000	165,000
	Charter Communications, Inc.	4,000	19,000
	Ensco plc - Class A	150,000	1,350,000
	Everest Re Group, Ltd.	10,000	120,000
	Halliburton Company	40,000	460,000
	Liberty Expedia Holdings, Inc.	25,000	360,779

DECREASES:
ELIMINATIONS	CVS Health Corporation	130,000	---
	Regal Entertainment Group	607,845	---
	Repros Therapeutics Inc.	237,504	---

REDUCTIONS	American Express Company	40,000	125,000
	Anadarko Petroleum Corporation	15,000	158,000
	Applied Materials, Inc.	20,244	239,756
	Cameco Corporation	213,000	927,947
	Cisco Systems, Inc.	150,000	640,000
	Eaton Corporation plc	65,000	124,131
	Ford Motor Company	830,000	434,063
	General Electric Company	575,000	295,000
	Gilead Sciences, Inc.	20,000	443,600
	Liberty Interactive Corporation, Series A	30,000	291,599
	Macy's, Inc.	145,000	200,000
	MetLife, Inc.	20,000	380,000
	Microsoft Corporation	105,000	500,686
	Oracle Corporation	137,081	243,247
	Paratek Pharmaceuticals, Inc.	38,349	308,864
	Tyler Technologies, Inc.	26,000	27,170
	Universal Display Corporation	49,400	121,309
	Vodafone Group plc ADR	100,000	421,252

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to financial statement)

The statement of
investments as of
December 31, 2017,
shown on pages 8 - 10
includes securities of 57
issuers. Listed here are
the ten largest holdings
on that date.

			% COMMON
	SHARES	VALUE	NET ASSETS

THE TJX COMPANIES, INC.	919,768	$70,325,461	6.6%
Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the
U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.

REPUBLIC SERVICES, INC.	787,800	53,263,158	5.0
Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.

MICROSOFT CORPORATION	500,686	42,828,680	4.0
Microsoft is a leading global provider of software, services, and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and
Xbox gaming console.

NESTLÉ S.A.	450,000	38,704,712	3.6
Nestlé is a well-managed, global food company with a favorably-
positioned product portfolio and an excellent AA rated balance sheet. Market share, volume growth, pricing power, expense control, and capital management yield above-average total return potential.

ARCH CAPITAL GROUP LTD.	400,000	36,308,000	3.4
Arch Capital, a Bermuda-based insurer/reinsurer, generates
premiums of approximately $6 billion and has a high quality, well-
reserved A+ rated balance sheet. This company has a strong
management team that exercises underwriting discipline, expense control, and capital management resulting in above-average growth.

UNILEVER N.V.	625,000	35,204,513	3.3
Unilever N.V. is a well-managed, primarily emerging market-based, global consumer goods manufacturer focusing on personal care, home care, food and refreshment products, and operates with a solid
A+ rated balance sheet. Advantaged geographies coupled with
volume growth, pricing power, and management execution should generate above average returns.

BERKSHIRE HATHAWAY INC. CLASS A	110	32,736,001	3.1
Berkshire Hathaway is a holding company owning many well-operated subsidiaries mainly in the insurance, railroad, utility/energy, aerospace, manufacturing, retail, and finance industries. The company also holds various thoughtfully selected common stock investments primarily in the consumer non-durable and financial services industries. Berkshire is positioned to provide above average returns due to its conservative, well-reserved AA rated balance sheet.

ASML HOLDING N.V.	185,850	32,304,447	3.0
ASML is the leading global provider of lithography systems for the semiconductor industry, manufacturing complex equipment critical to the production of integrated circuits or microchips. ASML has a dominant market share in next-generation lithography as this market grows its share of semiconductor capex budgets. ASML has growth, prospects, margin leverage, shareholder-friendly capital allocation, and a moderate risk profile.

ALPHABET INC.	30,500	31,915,200	3.0
Alphabet is a global technology firm with a dominant market
share in internet search, online advertising, desktop, and mobile operating systems, as well as a growing share of cloud computing platforms. Alphabet also sells related consumer and enterprise software and hardware products. Alphabet has a wide competitive moat, a strong business franchise, a reasonable valuation, and manageable risks.

GILEAD SCIENCES, INC.	443,600	31,779,504	2.9
Gilead Sciences is a U.S.-based biotechnology company that discovers, develops, and commercializes therapeutics. Originally founded to focus predominantly on antiviral drugs to treat patients with HIV, Hepatitis B,
CMV, influenza, and Hepatitis C, the company has expanded its reach into cardiopulmonary medicine, oncology, and other related areas.

		$405,369,676	37.9%

	SHARES	COMMON STOCKS		VALUE (NOTE 1a)

CONSUMER	AUTOMOBILES AND COMPONENTS (0.5%)
DISCRETIONARY	434,063	Ford Motor Company	(COST $5,091,724)	$5,421,447
(13.3%)
	MEDIA (0.6%)
	19,000	Charter Communications, Inc. (a)	(COST $6,725,543)	6,383,240

	RETAILING (12.2%)
	20,000	Amazon.com, Inc. (a)		23,389,400
	360,779	Liberty Expedia Holdings, Inc. (a)		15,993,333
	291,599	Liberty Interactive Corporation, Series A (a)		15,816,330
	200,000	Macy's, Inc.		5,038,000
	919,768	The TJX Companies, Inc.		70,325,461
			(COST $51,601,196)	130,562,524
			(COST $63,418,463)	142,367,211

CONSUMER STAPLES	FOOD, BEVERAGE, AND TOBACCO (12.1%)
(16.0%)	220,000	Danone (France)		18,460,644
	93,210	Diageo plc ADR (United Kingdom)		13,611,456
	450,000	Nestlé S.A. (Switzerland)		38,704,712
	195,000	PepsiCo, Inc.		23,384,400
	625,000	Unilever N.V. (Netherlands/United Kingdom)		35,204,513
			(COST $60,723,128)	129,365,725
	FOOD AND STAPLES RETAILING (3.9%)
	118,781	Costco Wholesale Corporation		22,107,520
	200,000	Wal-Mart Stores, Inc.		19,750,000
			(COST $19,485,720)	41,857,520
			(COST $80,208,848)	171,223,245

ENERGY	158,000	Anadarko Petroleum Corporation		8,475,120
(5.7%)	927,947	Cameco Corporation (Canada)		8,564,951
	1,350,000	Ensco plc - Class A (United Kingdom)		7,978,500
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		119,050
	460,000	Halliburton Company		22,480,200
	1,721,159	Helix Energy Solutions Group, Inc. (a)		12,977,539
			(COST $42,328,525)	60,595,360

FINANCIALS	BANKS (1.8%)
(20.9%)	110,000	M&T Bank Corporation	(COST $560,176)	18,808,900

	DIVERSIFIED FINANCIALS (5.2%)
	125,000	American Express Company		12,413,750
	205,000	JPMorgan Chase & Co.		21,922,700
	390,000	Nelnet, Inc.		21,364,200
			(COST $13,632,866)	55,700,650
	INSURANCE (13.9%)
	154,552	Aon plc (United Kingdom)		20,709,968
	400,000	Arch Capital Group Ltd. (a) (Bermuda)		36,308,000
	275,000	Axis Capital Holdings Limited (Bermuda)		13,821,500
	110	Berkshire Hathaway Inc. Class A (a) (b)		32,736,001
	120,000	Everest Re Group, Ltd. (Bermuda)		26,551,200
	380,000	MetLife, Inc.		19,212,800
			(COST $40,917,896)	149,339,469
			(COST $55,110,938)	223,849,019

	SHARES	COMMON STOCKS (Continued)		VALUE (NOTE 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY, AND LIFE SCIENCES
(8.4%)	1,117,923	Arantana Therapeutics, Inc. (a)		$5,880,275
	165,000	Celgene Corporation (a)		17,219,400
	443,600	Gilead Sciences, Inc.		31,779,504
	284,942	Intra-Cellular Therapies, Inc. (a)		4,125,960
	200,191	Merck & Co., Inc.		11,264,747
	308,864	Paratek Pharmaceuticals, Inc. (a)		5,528,666
	380,808	Pfizer Inc.		13,792,866
			(COST $47,183,416)	89,591,418

INDUSTRIALS	CAPITAL GOODS (4.8%)
(9.8%)	124,131	Eaton Corporation plc (Ireland)		9,807,590
	295,000	General Electric Company		5,147,750
	315,000	Johnson Controls International plc		12,004,650
	190,000	United Technologies Corporation		24,238,300
			(COST $42,108,392)	51,198,290
	COMMERCIAL AND PROFESSIONAL SERVICES (5.0%)
	787,800	Republic Services, Inc.	(COST $11,167,520)	53,263,158
			(COST $53,275,912)	104,461,448

INFORMATION	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (5.0%)
TECHNOLOGY	239,756	Applied Materials, Inc.		12,256,327
(23.9%)	185,850	ASML Holding N.V. (Netherlands)		32,304,447
	36,900	Broadcom Limited		9,479,610
			(COST $19,813,998)	54,040,384
	SOFTWARE AND SERVICES (11.2%)
	30,500	Alphabet Inc. (a)		31,915,200
	755,000	eBay Inc. (a)		28,493,700
	500,686	Microsoft Corporation		42,828,680
	243,247	Oracle Corporation		11,500,718
	27,170	Tyler Technologies, Inc. (a)		4,810,448
			(COST $74,376,968)	119,548,746
	TECHNOLOGY HARDWARE AND EQUIPMENT (7.7%)
	104,000	Apple Inc.		17,599,920
	640,000	Cisco Systems, Inc.		24,512,000
	301,200	QUALCOMM Incorporated		19,282,824
	121,309	Universal Display Corporation		20,943,999
			(COST $29,483,182)	82,338,743
			(COST $123,674,148)	255,927,873

MISCELLANEOUS (4.7%)		Other (c)	(COST $50,759,381)	50,215,720

TELECOMMUNICATION 421,252		Vodafone Group plc ADR (United Kingdom)	(COST $13,448,136)	13,437,939
SERVICES (1.2%)

		TOTAL COMMON STOCKS (103.9%)	(COST $529,407,767)	1,111,669,233

	WARRANTS	WARRANT (a)
TECHNOLOGY	281,409	Applied DNA Sciences, Inc./	(COST $2,814)	101,307
HARDWARE AND		November 14, 2019/$3.50
EQUIPMENT (0.0%)
		CALL OPTIONS
	CONTRACTS
(100 SHARES EACH)		COMPANY/EXPIRATION DATE/EXERCISE PRICE
ENERGY (0.0%)	1,500	Cameco Corporation/January 19, 2018/$10	(COST $31,562)	15,000

CONSUMER	1,500	Macy's Inc./January 19, 2018/$20		735,000
DISCRETIONARY	1,500	Macy's Inc./January 19, 2018/$22		510,000
(0.1%)			(COST$302,375)	1,245,000
		TOTAL CALL OPTIONS (0.1%)	(COST $333,937)	1,260,000

		PUT OPTIONS		VALUE (NOTE 1a)
	CONTRACTS
(100 SHARES EACH)		COMPANY/EXPIRATION DATE/EXERCISE PRICE
CONSUMER	500	Expedia, Inc./January 19, 2018/$145		$1,225,000
DISCRETIONARY	1,200	TJX Companies, Inc./April 20, 2018/$72.50		222,000
(0.1%)			(COST $581,470)	1,447,000

CONSUMER STAPLES	150	Costco Wholesale Corporation/ January 19, 2018/$183		22,200
(0.0%)	250	Costco Wholesale Corporation/April 20, 2018/$180		120,000
			(COST $131,567)	142,200
		TOTAL PUT OPTIONS (0.1%)	(COST $713,037)	1,589,200

	SHARES	SHORT-TERM SECURITIES AND OTHER ASSETS
	147,195,903	State Street Institutional Treasury Plus Money Market Fund
		Trust Class, 1.13% (d) (13.8%)	(COST $147,195,903)	147,195,903

TOTAL INVESTMENTS (e) (117.9%)			(COST $677,653,458)	1,261,815,643
Liabilities in excess of receivables and other assets (-0.1%)				(1,215,023)
				1,260,600,620
PREFERRED STOCK (-17.8%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,070,483,445

ADR - American Depository Receipt
(a) Non-income producing security.
(b) Security is held as collateral for options written.
(c) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(d) 7 day yield.
(e) At December 31, 2017, the cost of investments for Federal income tax purposes was $681,216,803; aggregate gross unrealized appreciation was $599,385,399; aggregate gross unrealized depreciation was $18,786,559; and net unrealized appreciation was $580,598,840.

STATEMENT OF CALL OPTIONS WRITTEN

	CONTRACTS
(100 SHARES EACH)		COMPANY/EXPIRATION DATE/EXERCISE PRICE	VALUE (NOTE 1a)
CONSUMER	500	Expedia, Inc./January 19, 2018/$150	$2,500
DISCRETIONARY	1,200	TJX Companies, Inc./April 20, 2018/$80	252,000
(0.0%)
		(PREMIUMS RECEIVED $518,017)	254,500

CONSUMER STAPLES	400	Costco Wholesale Corporation/April 20, 2018/$185
(0.0%)		(PREMIUM RECEIVED $187,919)	358,000
		TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $705,936*)	$612,500

*The maximum cash outlay if all call options are exercised is $24,500,000.

(see notes to financial statements)

ASSETS	DECEMBER 31, 2017

INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $529,407,767)	$1,111,669,233
Warrant (cost $2,814)	101,307
Purchased options (cost $1,046,974)	2,849,200
Money market fund (cost $147,195,903)	147,195,903
Total investments (cost $677,653,458)	1,261,815,643
RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	6,891,255
Dividends, interest, and other receivables	1,912,602
Qualified pension plan asset, net excess funded (note 7)	4,761,364
Prepaid expenses, fixed assets, and other assets	1,049,422
TOTAL ASSETS	1,276,430,286
LIABILITIES

Payable for securities purchased	3,088,065
Accrued compensation payable to officers and employees	2,035,000
Outstanding options written, at value (premiums received $705,936)	612,500
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	5,851,558
Accrued supplemental thrift plan liability (note 7)	3,715,753
Accrued expenses and other liabilities	306,835
TOTAL LIABILITIES	15,829,666

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 26,453,136 (note 5)	$1,070,483,445

NET ASSET VALUE PER COMMON SHARE	$40.47

NET ASSETS APPLICABLE TO COMMON STOCK

Common Stock, 26,453,136 shares at par value (note 5)	$26,453,136
Additional paid-in capital (note 5)	451,840,892
Over distributed net investment income (note 5)	(2,394,592)
Undistributed realized gain on common stocks, options, and other	13,184,238
Unallocated distributions on Preferred Stock	(219,955)
Unrealized appreciation on common stocks, options, and other	584,255,622
Accumulated other comprehensive loss (note 7)	(2,635,896)
NET ASSETS APPLICABLE TO COMMON STOCK	$1,070,483,445

(see notes to financial statements)

YEAR ENDED
INCOME	DECEMBER 31, 2017
Dividends (net of foreign withholding taxes of $651,594)	$21,010,241
Interest	1,344,967
TOTAL INCOME	22,355,208
EXPENSES

Investment research	7,424,592
Administration and operations	3,391,865
Office space and general	1,893,734
Auditing and legal fees	319,302
Directors’ fees and expenses	290,660
Transfer agent, custodian and registrar fees, and expenses	220,184
State and local taxes	167,703
Stockholders’ meeting and reports	83,012
TOTAL EXPENSES	13,791,052
NET INVESTMENT INCOME	8,564,156

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)

Net realized gain on investments:
Common stock transactions	89,873,015
Purchased option transactions	777,915
Written option transactions	1,182,682
91,833,612
Net increase (decrease) in unrealized appreciation:
Common stocks and warrants	70,581,014
Purchased options	(135,215)
Written options	(109,170)
70,336,629
NET INVESTMENT INCOME, REALIZED GAINS, AND APPRECIATION ON INVESTMENTS	170,734,397
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$159,422,425

	YEAR ENDED DECEMBER 31,
OPERATIONS	2017	2016
Net investment income	$8,564,156	$8,172,289
Net realized gain on investments	91,833,612	91,570,557
Net increase (decrease) in unrealized appreciation	70,336,629	(15,321,337)
	170,734,397	84,421,509
Distributions to Preferred Stockholders:
From net investment income	(2,116,504)	(1,039,878)
From net capital gains	(9,195,468)	(10,272,094)
Decrease in net assets from Preferred distributions	(11,311,972)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	159,422,425	73,109,537
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	1,987,555	624,419
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	(15,212,903)	(8,988,445)
From net capital gains	(71,518,172)	(75,933,325)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(86,731,075)	(84,921,770)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends
and distributions	35,156,383	33,686,020
Cost of Common Shares purchased	(61,886,535)	(67,991,719)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(26,730,152)	(34,305,699)
NET INCREASE (DECREASE) IN NET ASSETS	47,948,753	(45,493,513)
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF YEAR	1,022,534,692	1,068,028,205
END OF YEAR (including over distributed net investment
income of ($2,394,592) and ($1,947,100), respectively)	$1,070,483,445	$1,022,534,692

(see notes to financial statements)

The table shows per share
operating performance
data, total investment
return, ratios and supple-
mental data for each year
in the five-year period
ended December 31, 2017.
This information has
been derived from infor-
mation contained in the
financial statements and
market price data for the
Company’s shares.

	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$37.56	$37.74	$39.77	$41.07	$32.68
Net investment income	.32	.30	.48	.32	.17
Net gain (loss) on common stocks,
options and other - realized
and unrealized	6.23	3.10	(.99)	2.39	10.51
Other comprehensive income (loss)	.08	.02	.02	(.13)	.20
	6.63	3.42	(.49)	2.58	10.88
Distributions on Preferred Stock:
Dividends from net investment income (.04)		(.04)	(.12)	(.04)	(.04)
Distributions from net capital gains	(.39)	(.38)	(.27)	(.34)	(.35)
	(.43)	(.42)	(.39)	(.38)	(.39)
Total from investment operations	6.20	3.00	(.88)	2.20	10.49

Distributions on Common Stock:
Dividends from net investment income	(.30)	(.33)	(.34)	(.32)	(.18)
Distributions from net capital gains	(2.99)	(2.85)	(.81)	(3.18)	(1.92)
	(3.29)	(3.18)	(1.15)	(3.50)	(2.10)

Net asset value, end of year	$40.47	$37.56	$37.74	$39.77	$41.07
Per share market value, end of year	$34.40	$31.18	$31.94	$35.00	$35.20

TOTAL INVESTMENT RETURN - Stockholder
Return, based on market price per share	21.21%	7.59%	(5.34%)	9.32%	34.24%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of year (000’s omitted)	$1,070,483	$1,022,535	$1,068,028	$1,227,900	$1,229,470
Ratio of expenses to average net assets
applicable to Common Stock	1.28%	1.27%	1.17%	1.10%	1.27%
Ratio of net income to average net assets
applicable to Common Stock	0.79%	0.78%	1.17%	0.78%	0.47%
Portfolio turnover rate	19.58%	20.29%	14.41%	14.98%	17.12%

PREFERRED STOCK
Liquidation value, end of year
(000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	663%	638%	662%	746%	747%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.59	$25.77	$26.75	$26.01	$25.30

(see notes to financial statements)

NOTES TO FINANCIAL STATEMENTS

General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

     General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

     The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946"), and Regulation S-X.

     The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)

valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

 b. OPTIONS The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

 c. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

     Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

 e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

 f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

 g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)

 h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS

     Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

 Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,111,669,233	—	—	$1,111,669,233
Warrants	101,307	—	—	101,307
Purchased options	2,849,200	—	—	2,849,200
Money market fund	147,195,903	—	—	147,195,903
Total	$1,261,815,643	—	—	$1,261,815,643
Liabilities
Options written	($612,500)	—	—	($612,500)

     Transfers of Level 3 Securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the year ended December 31, 2017.

3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities (other than short-term securities and options) during 2017 amounted to $216,996,261 and $341,267,505, on long transactions, respectively.

4. OPTIONS

     The level of activity in purchased and written options varies from year to year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the year ended December 31, 2017 were as follows:

Purchased Options	CALLS			PUTS
	CONTRACTS	COST BASIS	CONTRACTS	COST BASIS
Outstanding, December 31, 2016	27,500	$1,347,996	2,068	$273,203
Purchased	7,100	759,619	2,350	902,287
Exercised	(28,500)	(1,614,939)	(318)	(197,829)
Expired	(1,600)	(158,739)	(2,000)	(264,624)
Outstanding, December 31, 2017	4,500	$333,937	2,100	$713,037

Written Options	COVERED CALLS		COLLATERALIZED PUTS
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding, December 31, 2016	2,068	$223,189	9,800	$462,617
Written	2,400	888,319	8,100	868,724
Terminated in closing purchase transaction	(2,368)	(405,572)	(14,306)	(1,138,810)
Expired	0	0	(3,594)	(192,531)
Outstanding, December 31, 2017	2,100	$705,936	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

     The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 26,453,136 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2017.

     On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

     On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)

     The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

     Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

     The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2017 and 2016 were as follows:

	SHARES		AMOUNT
	2017	2016	2017	2016
Par Value of Shares issued in payment of
dividends and distributions (shares
issued from treasury)	1,047,100	1,073,658	$1,047,100	$1,073,658
Increase in paid-in capital			34,109,283	32,612,362
Total increase			35,156,383	33,686,020
Par Value of Shares purchased (at an
average discount from net asset value
of 15.7% and 17.7%, respectively)	(1,815,079)	(2,149,240)	(1,815,079)	(2,149,240)
Decrease in paid-in capital			(60,071,456)	(65,842,479)
Total decrease			(61,886,535)	(67,991,719)
Net decrease	(767,979)	(1,075,582)	($26,730,152)	($34,305,699)

     At December 31, 2017, the Company held in its treasury 5,527,736 shares of Common Stock with an aggregate cost of $180,582,009.

     The tax basis distributions during the year ended December 31, 2017 are as follows: ordinary distributions of $17,329,407 and net capital gains distributions of $80,713,640. As of December 31, 2017, distributable earnings on a tax basis included $16,747,116 from undistributed net capital gains and $580,692,277 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2017. As a result, additional paid-in capital was decreased by $1,517 and over-distributed net investment income was decreased by $1,517. As of December 31, 2017, the Company had straddle loss deferrals of $131,762. Net assets were not affected by this reclassification.

6. OFFICERS' COMPENSATION

     The aggregate compensation accrued and paid by the Company during the year ended December 31, 2017 to its officers (identified on page 20) amounted to $6,688,000 of which $1,698,000 was payable as of year end.

7. BENEFIT PLANS

     The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2017 was $982,992. The qualified thrift plan acquired 69,658 shares in the open market, sold 26,963 shares in the open market, and distributed to a retired employee 31,908 shares of the Company’s Common Stock during the year ended December 31, 2017. It held 628,692 shares of the Company’s Common Stock at December 31, 2017.

     The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plans provide a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded) and an unregistered partnership. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price.

7. BENEFIT PLANS - (Continued from previous page.)

     The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	DECEMBER 31, 2017 (MEASUREMENT DATE)
	QUALIFIED SUPPLEMENTAL
	PLAN	PLAN	TOTAL
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$16,817,110	$5,508,944	$22,326,054
Service cost	372,091	129,810	501,901
Interest cost	686,184	220,280	906,464
Benefits paid	(878,075)	(320,320)	(1,198,395)
Actuarial (gain)/loss	1,300,275	312,844	1,613,119
Projected benefit obligation at end of year	18,297,585	5,851,558	24,149,143
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	19,220,423	—	19,220,423
Actual return on plan assets	4,716,601	—	4,716,601
Employer contributions	—	320,320	320,320
Benefits paid	(878,075)	(320,320)	(1,198,395)
Fair value of plan assets at end of year	23,058,949	—	23,058,949
FUNDED STATUS AT END OF YEAR	$4,761,364	($5,851,558)	($1,090,194)
Accumulated benefit obligation at end of year	$17,589,109	$5,706,990	$23,296,099

WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:
    Discount rate: 3.55%
    Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*
    Mortality: RP-2014 Mortality Table scaled back through 2006/MP-2017 Projection Scale without collar adjustment

CHANGE IN FUNDED STATUS:	BEFORE	ADJUSTMENTS	AFTER
Noncurrent benefit asset - qualified plan	$2,403,313	$2,358,051	$4,761,364
LIABILITIES:
Current benefit liability - supplemental plan	($307,545)	($3,567)	($311,112)
Noncurrent benefit liability - supplemental plan	(5,201,399)	(339,047)	(5,540,446)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial (gain)/loss	$4,621,628	($1,986,598)	$2,635,030
Prior service cost	1,823	(957)	866
ACCUMULATED OTHER COMPREHENSIVE INCOME	$4,623,451	($1,987,555)	$2,635,896

WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:
     Discount rate: 4.00%
     Expected return on plan assets**: 7.25% for Qualified Plan; N/A for Supplemental Plan
     Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*
     Mortality: RP-2014 Mortality Table scaled back through 2006/MP-2016 Projection Scale without collar adjustment

*NHCE - Non-Highly Compensated Employee; HCE - Highly Compensated Employee.

**Determined based upon a discount to the long-term average historical performance of the plan.

	QUALIFIED SUPPLEMENTAL
	PLAN	PLAN	TOTAL
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$372,091	$129,810	$501,901
Interest cost	686,184	220,280	906,464
Expected return on plan assets	(1,392,161)	—	(1,392,161)
Amortization of:
Prior service cost	372	585	957
Recognized net actuarial loss	210,607	54,058	264,665
Net periodic benefit cost	($122,907)	$404,733	$281,826

     The Company's qualified pension plan owns assets as of December 31, 2017 comprised of $16,876,101 of equity securities and $2,195,673 of money market fund assets classified as Level 1 and $3,987,175 of limited partnership interests which are not classified by level.

7. BENEFIT PLANS - (Continued from previous page.)

EXPECTED CASH FLOWS	QUALIFIED PLAN	SUPPLEMENTAL PLAN	TOTAL
Expected Company contributions for 2017	—	$311,112	$311,112
Expected benefit payments:
2018	$931,283	$311,112	$1,242,395
2019	953,274	304,863	1,258,137
2020	966,963	292,597	1,259,560
2021	973,967	279,998	1,253,965
2022	981,908	267,449	1,249,357
2023-2027	5,328,059	1,637,330	6,965,389

     The estimated amount that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2018 is $225,116 which is comprised of $224,531 of actuarial loss and $585 of service cost.

8. OPERATING LEASE COMMITMENT

     In 2007, the Company entered into an operating lease agreement for office space which expires in 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2013. The Company has extended the lease for two months through March 2018. Rental expense approximated $1,286,000 for the year ended December 31, 2017. Minimum rental commitments under the operating lease are approximately $192,200 in 2018 which includes the cost of extending the lease to March 31, 2018.

     In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize an asset and offsetting liability on the statement of assets and liabilities that arises from entering into a lease, including an operating lease. Existing U.S. GAAP does not require the lessee to record an asset and offsetting liability associated with an operating lease. Generally consistent with existing U.S. GAAP, the annual cost of an operating lease will continue to be reflected as an expense in the statements of operations and changes in net assets and disclosure of the terms of a lease will continue to be reported in the footnotes to the financial statements. ASU 2016-02 is effective for financial statements issued for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted and likely by the Company in conjunction with the expiration of its current operating lease on January 31, 2018 and entrance into a new operating lease which is anticipated to be effective in the first quarter of 2018. This will necessitate reporting an asset and offsetting liability on the statement of assets and liabilities of the Company at that time.

     The Company entered into a new operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. The Company has the option to extend the lease for an additional five years at market rates. Minimum rental commitments under this operating lease are approximately:
2018:	$104,000	(2 months)
2019:	$624,000
2020:	$624,000
2021:	$624,000
2022:	$624,000
Thereafter:	$3,836,500

TO THE BOARD OF DIRECTORS
AND STOCKHOLDERS OF
GENERAL AMERICAN INVESTORS COMPANY, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of General American
Investors Company, Inc. (“the Company”), including the statements of investments and options written as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the finan-
cial statements present fairly, in all material respects, the financial position of the Company at
December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted account-
ing principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsi-
bility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board
(United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCOAB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The
Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of express-
ing an opinion on the effectiveness of the Company’s internal control over financial reporting.
Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers.
Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP
We have served as the Company’s auditor since 1949.
Philadelphia, PA
February 13, 2018

NAME (AGE)	PRINCIPAL OCCUPATION	NAME(AGE)	PRINCIPAL OCCUPATION
EMPLOYEE SINCE	DURING PAST 5 YEARS	EMPLOYEE SINCE	DURING PAST 5 YEARS
Jeffrey W. Priest (55)	President of the Company	Sally A. Lynch, Ph.D. (58)	Vice-President of the
2010	since 2012 and Chief Executive	1997	Company since 2006,
	Officer since 2013		securities analyst
(biotechnology industry)
Andrew V. Vindigni (58)	Senior Vice-President of the
1988	Company since 2006,	Anang K. Majmudar (43)	Vice-President of the
	Vice-President 1995-2006	2012	Company since 2015,
	securities analyst (financial		securities analyst
	services and consumer		(general industries)
non-durables industries)

Eugene S. Stark (59)	Vice-President, Administration	Diane G. Radosti (65)	Treasurer of the Company
2005	of the Company and	1980	since 1990,
	Principal Financial Officer		Principal Accounting
	since 2005, Chief Compliance		Officer since 2003
Officer since 2006
		Linda J. Genid (59)	Corporate Secretary of the
Craig A. Grassi (49)	Vice-President of the Company	1983	Company effective 2016,
1991	since 2013, Assistant Vice-		Assistant Corporate
	President 2005-2012		Secretary 2014-2015,
	securities analyst and		network administrator
information technology

All Officers serve for a term of one year and are elected by the Board of Directors at the time of its annual meeting in April.

The address for each officer is the Company’s office. All information is as of December 31, 2017.

SERVICE ORGANIZATIONS

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust Company, LLC
INDEPENDENT AUDITORS	6201 15th Avenue
Ernst & Young LLP	Brooklyn, NY 11219
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 15 and 16.
Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2017 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a
Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamerican-
investors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC. or through the Company by calling us at 1-800-436-8401.
Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 13, 2017, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the
Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

NAME(AGE)	PRINCIPAL OCCUPATION
DIRECTORSINCE	DURING PAST 5 YEARS	CURRENT DIRECTORSHIPS AND AFFILIATIONS
INDEPENDENTDIRECTORS
Arthur G. Altschul, Jr. (53)	Founder and Managing Member	Child Mind Institute, Director
1995	Diaz & Altschul Capital	Delta Opportunity Fund, Ltd., Director
	Management, LLC	Neurosciences Research Foundation, Trustee
	(investment advisory firm)	Overbrook Foundation, Director
Chairman
Overbrook Management Corporation
(investment advisory firm)
Co-Founder and Chairman
Kolltan Pharmaceuticals, Inc.
(pharmaceuticals) (until 2016)

Rodney B. Berens (72)	Founder, Chairman and Senior Investment	Svarog Capital Advisors, Member of Investment Committee
2007	Strategist	The Morgan Library and Museum, Life Trustee, Chairman of
	Berens Capital Management, LLC	Investment Sub-Committee and Member of Finance, Compensation
	(investment advisory firm)	and Nomination Committees
The Woods Hole Oceanographic Institute, Trustee and Member of
Investment Committee

Lewis B. Cullman (99)	Philanthropist	Chess-in-the-Schools, Chairman Emeritus
1961		Metropolitan Museum of Art, Honorary Trustee
Museum of Modern Art, Honorary Trustee
The New York Botanical Garden, Life Trustee
The New York Public Library, Trustee

Spencer Davidson (75)	Chairman of the Board of Company	Neurosciences Research Foundation, Trustee
1995

Clara E. Del Villar (59)	Strategic Consultant	Tribecca Innovation Awards Foundation, Fellow
2017	Advisor, Strategic Partnerships,	Women’s Health Symposium, Weill Cornell Medicine, Member
	Trialogies, Inc. (until 2016)	of Executive Steering Committee
(information technology)
Founder, Chief Executive Officer
and Editor-in-Chief,
Hispanic Post (2011-2016)
(digital media)

John D. Gordan, III (72)	Attorney
1986	Beazley USA Services, Inc.
(insurance)

Betsy F. Gotbaum (79)	Executive Director	Center for Community Alternatives, Director
2010	Citizen Union (since 2017)	Community Service Society, Trustee
	(nonprofit democratic reform	Fisher Center for Alzheimer’s Research Foundation, Trustee
	organization)	Visiting Nurse Service of New York, Director
Consultant

Sidney R. Knafel (87)	Lead Independent Director of Company	Addison Gallery of American Art, Board of Governors
1994	Managing Partner	The Frick Collection, Trustee
	SRK Management Company	Phillips Academy, Charter Trustee Emeritus
	(investment company)	Radcliffe Institute for Advanced Study, Dean's Council
The Rogosin Institute, Director
Wellesley College, Trustee Emeritus

Rose P. Lynch (67)	Founder and President	Steven Madden, Ltd., Director
Director since May 2017	Marketing Strategies, LLC	Concord Academy, Trustee
	(consulting firm)	Princeton University Varsity Club, Director
Women and Foreign Policy Advisory Council, Council of
Foreign Relations, Member

Henry R. Schirmer (53)	Chief Financial Officer/Executive	Results for Development Institute, Director
2015	Vice-President
Unilever Europe (since 2016)
Chief Financial Officer/Senior
Vice-President Finance
Unilever North America (2012-2016)
(consumer products)

Raymond S. Troubh (91)	Financial Consultant	Diamond Offshore Drilling, Inc., Director
1989

INTERESTED DIRECTOR
Jeffrey W. Priest (55)	President and Chief Executive Officer
2013	of Company

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company’s office. All information is as of December 31, 2017.

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at
http://www.generalamericaninvestors.com/governance/code-of-ethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the
"Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements for 2017 and 2016 were $167,900 and
$163,000, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2017 and
2016 were $32,900 and $32,000, respectively. Such services and related fees for
2017 and 2016 included: review of quarterly employee security transactions and issuance of report thereon ($30,900 and $30,000, respectively) and other audit-related services ($2,000 and $2,000, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2017 and 2016 were $21,600 and $21,000, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young
LLP for 2017 or 2016.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee.
All services performed during 2017 and 2016 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2017 and 2016 were $54,500 and $53,000, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934. The members of the audit committee are: John D. Gordan, III, Chairman,
Arthur G. Altschul, Jr., Rodney B. Berens, Lewis B. Cullman, Clara E. Del Villar, and
Henry R. Schirmer.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel.
We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously.
As indicated above, it is an integral part of the analytical process at General
American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

As of December 31, 2017 and the date of this filing, Mr. Jeffrey W. Priest, President and
Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012, and its Chief
Executive Officer in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts.
For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October
31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Priest beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2017	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31	109,864	34.9930	109,864	1,190,597
08/01-08/31	99,115	34.6451	99,115	1,091,482
09/01-09/30	104,883	35.3687	104,883	986,599
10/01-10/31	156,965	36.2300	156,965	829,634
11/01-11/30	490,547	33.7372	490,547	339,087
12/01-12/31	444,028	33.7522	444,028	1,895,059

Total for
period	1,405,402		1,405,402

Note- On July 12, 2017 and December 13, 2017, the Board of Directors authorized the repurchase of an additional 1,000,000 and 2,000,000 shares, respectively, of the registrant’s common stock when the shares were trading at a discount from the underlying net asset value by at least 8%. This represents a continuation of the repurchase program which began in
March 1995. As of the beginning of the period, July 1, 2017, there were 300,461 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, December 31, 2017, there were
1,919,718 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2017	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs

07/01-07/31	0			604,687
08/01-08/31	0			604,687
09/01-09/30	0			604,687
10/01-10/31	0			604,687
11/01-11/30	0			604,687
12/01-12/31	0			604,687

Total for year	0

Note- The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2017, there were 604,687 shares available for repurchase under such authorization. As of the end of the period,
December 31, 2017, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 20, 2018.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2017, an evaluation was performed under the supervision and with the participation of the officers of General American Investors
Company, Inc. (the "Registrant"), including the principal executive officer
("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
December 31, 2017, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's
Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company
Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company
Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 13, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 13, 2018

By: /s/Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 13, 2018